UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2013

ALTISOURCE RESIDENTIAL CORPORATION
(Exact name of Registrant as specified in its charter)

MARYLAND	001-35657	46-0633510
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Altisource Asset Management Corporation
402 Strand Street
Frederiksted, United States Virgin Islands 00840-3531
(Address of principal executive offices including zip code)

(340) 692-1055
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Master Repurchase Agreement with Deutsche Bank

On December 18, 2013, Altisource Residential, L.P. (the “Operating Partnership”), a subsidiary of Altisource Residential Corporation (the “Company”), increased the aggregate maximum borrowing capacity under the Master Repurchase Agreement, dated as of September 12, 2013 (the “DB Repurchase Agreement”) with Deutsche Bank AG, Cayman Islands Branch (the “Buyer”) from $125,000,000 to $250,000,000, subject to certain sublimits. All other terms and conditions of the DB Repurchase Agreement remain the same in all material respects.

The purpose of the DB Repurchase Agreement is to finance the beneficial ownership of non-performing, re-performing and performing mortgage loans and real properties. The obligations of the Operating Partnership under the DB Repurchase Agreement are fully guaranteed by the Company pursuant to a guaranty made by the Company in favor of the Buyer.

Amendment to Master Repurchase Agreement and Securities Contract with Wells Fargo

On December 23, 2013, ARLP Trust 3 (“ARLP”), which is a subsidiary of the Operating Partnership, increased the aggregate maximum borrowing capacity under the Master Repurchase Agreement and Securities Contract (the “WF Repurchase Agreement”) with Wells Fargo, National Association (the “Buyer”) from $200,000,000 to $400,000.000, subject to certain sublimits. All other terms and conditions of the WF Repurchase Agreement remain the same in all material respects.

The purpose of the WF Repurchase Agreement is to finance the beneficial ownership of non-performing, re-performing and performing mortgage loans. The obligations of ARLP under the WF Repurchase Agreement are fully guaranteed by the Company pursuant to a guaranty made by the Company in favor of the Buyer.

For additional disclosure regarding the terms of the DB Repurchase Agreement, the WF Repurchase Agreement and the related guarantees, see the Company’s Current Reports on Form 8-K filed with the SEC on September 18, 2013 and September 23, 2013, respectively. The disclosures regarding the DB Repurchase Agreement, the WF Repurchase Agreement and the related guarantees do not purport to be complete and are qualified in their entirety by reference to the full text of such documents which were filed as Exhibits 10.1 and 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on September 18, 2013 and September 23, 2013, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Altisource Residential Corporation
Date: December 23, 2013	By:	/s/ Stephen H. Gray
Stephen H. Gray General Counsel and Secretary